UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 1, 2008
Warwick Valley Telephone Company
(Exact name of registrant as specified in its charter)

0-11174 (Commission File No.)	14-1160510 (I.R.S. Employer Identification No.)
New York
(State or other jurisdiction of incorporation or organization)
47 Main Street
Warwick, New York 10990
(845) 986-8080
(Address, including zip code, and telephone number,
including area code, of Registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Warwick Valley Telephone Company (the “Company”) announced today the final certified results of the votes at its 2008 Annual Meeting of shareholders, held Friday, April 25, 2008. The following directors were elected for one year terms: Jeffrey D. Alario, Douglas B. Benedict, Kelly C. Bloss, Wisner H. Buckbee, Robert J. DeValentino, Herbert Gareiss, Jr., Thomas H. Gray, and Douglas J. Mello. The shareholders approved the selection of WithumSmith+Brown, P.C. as the Company’s independent accountants for the year ending December 31, 2008.
Matters voted on at the meeting and the results of each vote are as follows:

			Votes		Broker
		Votes For	Against	Abstain	Non-Votes

Proposal I	To approve an amendment to the Company’s bylaws to eliminate the classified structure of the Board of Directors and allow for the annual election of all directors.	4,382,421	120,317	38,157	3,001

Proposal II	To fix the number of directors at eight until the next annual meeting of shareholders.	4,335,853	188,630	16,412	3,002

			Authority
		Votes for	Withheld

Proposal III	Election of directors

	Jeffrey D. Alario	4,271,201	272,694
	Douglas B. Benedict	4,305,137	230,758
	Kelly C. Bloss	4,262,625	281,270
	Wisner H. Buckbee	4,267,116	276,779
	Robert J. DeValentino	4,280,476	263,419
	Herbert Gareiss, Jr.	4,292,850	251,045
	Thomas H. Gray	4,303,436	240,459
	Douglas J. Mello	4,303,725	240,170

			Votes		Broker
		Votes For	Against	Abstain	Non-Votes

Proposal IV	To approve the Warwick Valley Telephone Company 2008 Long-Term Incentive Plan.	2,984,192	392,394	42,541	1,124,769

Proposal V	To ratify the selection of WithumSmith+Brown, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2008.	4,383,185	144,844	12,865	3,002
At the Company’s Annual Organizational Meeting, held on the day of the Annual Meeting, the Board of Directors elected the following persons to the positions set forth opposite their names:

Wisner H. Buckbee	Chairman of the Board
Robert J. DeValentino	Vice Chairman of the Board
Duane W. Albro	President & Chief Executive Officer
Kenneth H. Volz	Vice President, Chief Financial Office, Treasurer
Joyce A. Stoeberl	Corporate Secretary
Dorinda M. Masker	Assistant Corporate Secretary

Also, at the Company’s Annual Organizational Meeting, the following committee assignments were approved:

Governance & Nominating Committee	Kelly C. Bloss — Chair
Wisner H. Buckbee
Robert J. DeValentino
Douglas J. Mello

Audit Committee	Jeffrey D. Alario — Chair
Douglas B. Benedict
Kelly C. Bloss
Wisner H. Buckbee

Compensation Committee	Robert J. DeValentino — Chair
Douglas B. Benedict
Douglas J. Mello
A press release regarding this matter has been issued by the Company, is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
          (c) Exhibits

99.1	Press Release entitled “Warwick Valley Telephone Announces Final Vote Results and Committee Assignments,” dated May 1, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WARWICK VALLEY TELEPHONE COMPANY (Registrant)
Date: May 1, 2008	By:	/s/ Duane W. Albro
		Name:	Duane W. Albro
		Title:	President & CEO

Exhibit Index

Exhibit No.	Description

99.1	Press Release entitled “Warwick Valley Telephone Announces Final Vote Results and Committee Assignments,” dated May 1, 2008.